Income Tax Credit	12 Months Ended
Dec. 31, 2020
Major Components Of Tax Expense Income [Abstract]
Income tax credit

7. Income tax credit

The major components of income tax for the years ended December 31, 2020, 2019 and 2018 are as follows:

	2020	2019	2018
	(in thousands)
	£	£	£
Current tax:
In respect of current year U.K.	5,516	4,325	4,239
In respect of current year U.S.	—	(1)	—
In respect of prior years U.K.	(22)	(86)	19
In respect of prior years U.S.	—	—	3
Total current tax	5,494	4,238	4,261

Deferred tax:
In respect of current year U.S.	—	1	11
In respect of prior years U.S.	(1)	—	(49)
Total deferred tax	(1)	1	(38)

Income tax credit	5,493	4,239	4,223

Current income tax receivable:
U.K. tax	9,818	8,477	4,239
U.S. tax	4	4	24
Current income tax receivable	9,822	8,481	4,263

Deferred tax:
U.S. tax	44	46	47

Current income tax payable:
U.S. tax	—	—	—

7. Income tax credit (continued)

The credit for the year can be reconciled to the loss per the statement of operations as follows:

	2020	2019	2018
	(in thousands)
	£	£	£
Loss before tax	(36,175)	(25,651)	(18,063)
Tax on loss at standard U.K. tax rate of 19% (2019: 19%; 2018: 19%)	(6,873)	(4,874)	(3,432)
Effects of:
Expenses not deductible	3,972	2,912	1,389
Deduction for R&D	(7,228)	(5,667)	(5,554)
Losses surrendered for R&D tax credit	7,228	5,667	5,554
Deferred tax - PY adjustment	1	—	49
Overseas tax payable - current year	—	1	—
Overseas tax payable - prior years	—	—	(3)
R&D tax credit - U.S.	—	(1)	(11)
R&D tax credit - current year	(5,516)	(4,325)	(4,239)
R&D tax credit - prior years	22	86	(19)
Deferred tax asset not recognized	2,901	1,962	2,043
Income tax credit	(5,493)	(4,239)	(4,223)

In the United Kingdom, the Company has not recognized a deferred tax asset in respect of tax losses carried forward or temporary differences on share-based compensation arrangements as at December 31, 2020 on the basis that the timing during which tax losses or temporary differences could be regarded as recoverable against future taxable profits cannot be determined with reasonable certainty. In the United States, a deferred tax asset, which relates to research & development tax credits, has been recognized to the extent that management consider that adequate future taxable profits will be available to realize the deferred tax asset.

Temporary differences and cumulative carry forward tax losses for which deferred tax has not been recognized amount to £57.5 million (2019: £46.4 million; 2018: £62.1 million), comprising temporary differences on share-based compensation arrangements of £9.9 million (2019: £14.2 million; 2018: £38.9 million) and cumulative carry forward tax losses of £47.6 million (2019: £32.2 million; 2018: £23.2 million).

U.K. tax legislation, which was substantively enacted on September 6, 2016, included legislation to reduce the main rate of U.K. corporation tax from 19% to 17% effective from April 1, 2020. However, the U.K. Government announced in the Budget on March 11, 2020, that the full rate of UK corporation tax would remain at 19% from April 1, 2020, rather than reducing to 17%, as previously enacted. This was substantively enacted on March 17, 2020. Further, in March 2021, the U.K. Government announced that from April 1, 2023 the corporation tax rate would increase to 25% for U.K. companies with annual profits of £250,000 or higher.